--------------------------------------------------------------------------------
Obligor File Name    Obligor #   Obligation Number   Officer #     Amount

                                                                   $16,000,000
--------------------------------------------------------------------------------
                                                               Chicago, Illinois
                                                     Dated as of August 30, 1999

                            Call On Term-Term Note

This Note has been executed by ONEPOINT COMMUNICATIONS CORP., a corporation formed under the laws of the State of Delaware ("Borrower").
                                                 --------

FOR VALUE RECEIVED, on or before January 1, 2004 (the "Maturity Date"), Borrower
                                                       -------------
promises to pay to the order of THE NORTHERN TRUST COMPANY, an Illinois banking corporation (hereafter, together with any subsequent holder hereof, called "Lender"), at its office at 265 East Deerpath, Lake Forest, Illinois 60045, or
 ------
at such other place as Lender may direct, the lesser of (i) the principal sum of SIXTEEN MILLION AND NO/100 United States Dollars ($16,000,000) (the "Facility
                                                                     --------
Amount") or (ii) the sum of (A) the outstanding principal amount of Loans as
------
endorsed on any grid attached to this Note (or recorded in Lender's books and records, if Lender is the holder hereof) plus (B) the aggregate undrawn face amount of all issued and unexpired Letters of Credit (hereinafter defined) plus the aggregate drawn and unreimbursed amount in respect of any Letter of Credit (whether expired or unexpired) (the amount in clause B only is hereinafter referred to as the "L/C Amount"). The amount of principal outstanding on the
                    ----------
Loans as of the close of business on December 15, 1999 (the "Final Drawdown
                                                             --------------
Date") shall be converted into a term loan which shall be payable in four (4)
----
consecutive quarterly payments of $120,000 each, four (4) consecutive quarterly payments of $240,000 each, four (4) consecutive quarterly payments of $1,080,000 each, four (4) consecutive quarterly payments of $1,580,000 each, and a final installment of all then remaining unpaid principal of the Loans and the L/C Amount, payable on the first day of each January, April, July and October of each year, beginning on January 1, 2000; provided that notwithstanding the
                                         --------
foregoing, the quarterly payments hereunder shall be reduced in an amount equal to any reduction of the stated amount available for drawing under any Letter of Credit occurring during such quarter; provided, further that, notwithstanding
                                      --------  -------
the foregoing, any and all remaining outstanding principal on the Loans plus the L/C Amount shall be due and payable in full on the Maturity Date. Each advance of principal hereunder and the term loan are hereafter sometimes referred to as the "Loan(s)"; the period from the date hereof to and including the Final
     -------
Drawdown Date is referred to as the "Drawdown Period" and the period thereafter
                                     ---------------
is referred to as the "Payback Period".  Except as otherwise provided in Section
                       --------------                                    -------
1.2, no additional advances of principal or issuances of Letters of Credit shall
---
be made after the Final Drawdown Date. The aggregate amount of Loans shall not exceed the Facility Amount less the L/C Amount at any time; amounts borrowed which are repaid may not be reborrowed. Lender has no obligation to refinance this Note.

Lender is hereby authorized by Borrower at any time and from time to time at Lender's sole option to attach a schedule (grid) to this Note and to endorse thereon notations with respect to each Loan specifying the date and principal amount thereof, the applicable interest rate and rate option, and the date and amount of each payment of principal and interest made by Borrower with respect to each such Loan. Absent manifest error, Lender's endorsements as well as its records relating to Loans shall be rebuttably presumptive evidence of the outstanding principal and interest on the Loans, and, in the event of inconsistency, shall prevail over any records of Borrower and any written confirmations of Loans given by Borrower; provided, however,
                                                          --------  -------
that Lender has provided Borrower with Lender's standard transaction confirmation tickets at or about the time of each Loan and Borrower has not objected thereto within 10 days of issue thereof.

Each request for a Loan or Letter of Credit shall be deemed to be a representation and warranty by Borrower to Lender that: (i) no Event of Default or Unmatured Event of Default (in each case as defined below) has occurred and is continuing as of the date of such request or would result from the making of the Loan or issuance of such Letter of Credit; (ii) Borrower's representations and warranties herein, in any Letter of Credit Application and in the other documents delivered in connection herewith or therewith are true and correct as of such date as though made on such date and (iii) the aggregate amount of Loans outstanding plus the L/C Amount does not exceed the Facility Amount. Upon receipt of each Loan or Letter of Credit issuance request, Lender in its sole discretion shall have the right to request that Borrower provide to Lender, prior to Lender's funding of the Loan or issuance of such Letter of Credit, a certificate executed by Borrower's President, Treasurer, or Chief Financial Officer to such effect.

1.   LETTERS OF CREDIT

     1.1. LETTERS OF CREDIT.  The Borrower may from time to time during the
          -----------------
Drawdown Period request that the Lender issue its documentary commercial or standby letters of credit (as the same may be amended, renewed, extended or modified from time to time, collectively called the "Letters of Credit" and
                                                     -----------------
individually called a "Letter of Credit") for the account of the Borrower in
                       ----------------
such face amounts as the Borrower may request up to the Facility Amount less the L/C Amount. Each Letter of Credit that the Lender issues shall be in form and substance satisfactory to the Lender and shall have a fixed expiration date occurring not more than one year after the date of issuance thereof (and in no event later than the Maturity Date). Subject to the terms and conditions of this Note, Letters of Credit shall be issued by the Lender only upon its receipt at least two (2) banking days prior to the requested date of issuance of a written application and agreement (as the same may be amended, modified or supplemented from time to time, collectively called the "Letter of Credit
                                                         ----------------
Applications" and individually called a "Letter of Credit Application") for the
------------                             ----------------------------
issuance of a Letter of Credit. Each Letter of Credit Application shall be made on the Lender's form, shall specify (a) the face amount requested, (b) the tenor, (c) the documents (if any) required to be presented and (d) any other information which the Lender may require, and shall be duly executed on the Borrower's behalf by an authorized officer. In addition to the terms and conditions of this Note, each Letter of Credit shall be issued subject to the terms and conditions set forth in or applying in connection with the Letter of Credit Application for such Letter of Credit. Unless otherwise expressly provided herein, the terms of the Letter of Credit Application shall control.

     1.2. LETTER OF CREDIT LOANS.  If the Borrower shall ever fail to reimburse
          ----------------------
the Lender in full in accordance with the terms of the applicable Letter of Credit Application for all amounts paid or to be paid by the Lender or its agent or any party on the Lender's behalf on any item drawn or presented under any Letter of Credit, the Lender shall make, and the Borrower shall accept, a Loan hereunder in the amount of the Borrower's reimbursement obligation. The proceeds of such Loan shall be paid directly to the Lender to reimburse it for all amounts paid or to be paid under such Letter of Credit. Each such loan shall be treated as a Loan hereunder for all purposes.

2.   INTEREST AND FEES.

     2.1. INTEREST RATES.  The unpaid principal amount from time to time
          --------------
outstanding hereunder shall bear interest as the following rates per year:

          (a) before maturity of any Loan, whether by acceleration or otherwise, at the option of Borrower, subject to the terms hereof at a rate equal to:

               (i)   the "Prime-Based Rate," which shall mean the Prime Rate (as
                          ----------------
               defined below) less 3/4 of 1%. Changes in the rate of interest on the Loans resulting from a change in the Prime Rate shall take effect on the date set forth in each announcement for a change in the Prime Rate. "Prime Rate" means the rate announced from time to time by the Lender called its prime rate, which may not at any time be the lowest rate charged by the Lender;

               (ii)  "LIBOR," which shall mean that fixed rate of interest per
                      -----
               year for deposits with maturity periods of one, two or three months (which maturity period Borrower shall select subject to the terms stated herein) in United States Dollars offered to Lender in or through the London or another offshore interbank market, as determined by the Lender in its sole discretion for or as of the borrowing date requested by the Borrower, divided by
                                                                   ------- --
               one minus any applicable reserve requirement (expressed as a decimal) on Eurodollar deposits of the same amount and maturity as determined by Lender in its sole discretion, plus 50 basis
                                                               ----
               points; or

               (iii) the "Federal Funds Rate," defined as the rate on overnight
                          ------------------
               Federal funds transactions as determined by the Lender in its sole discretion, plus 50 basis points. In the case of a
                                ----
               Saturday, Sunday or legal holding, the Federal Funds Rate shall be the rate applicable on the immediately preceding day for which such weighted average rate is reported.

          (b) after the maturity of any Loan, until paid, at a rate equal to 2% in addition to the Prime Rate (but not less than the Prime Rate in effect at maturity).

     2.2. RATE SELECTION.  Borrower shall select and change its selection of the
          --------------
interest rate as between the Prime-Based Rate, Federal Funds Rate and LIBOR to apply to at least $100,000 and in integral multiples of $100,000 thereafter (or the remaining amount available hereunder) of any advance (Loan), subject to the requirements herein stated:

          (a)  At the time any advance is made;

          (b) At the expiration of the particular LIBOR maturity period selected for the outstanding principal balance of any advance currently bearing interest at the LIBOR Rate; and

          (c) At any time for the outstanding principal balance of any advance currently bearing interest at the Prime-Based Rate or Federal Funds Rate.

     2.3. RATE CHANGES AND NOTIFICATIONS.
          ------------------------------

          (a)  LIBOR. If Borrower wishes to borrow funds at LIBOR or if Borrower
               -----
     wishes to change the rate of interest on any advance, within the limits described above, from any other rate to LIBOR, it shall, not less than three banking days of the Lender prior to the banking day of the Lender on which such rate is to take effect, give Lender written or telephonic notice thereof, which shall be irrevocable. Such notice shall specify the advance to which LIBOR is to apply, and, in addition, the desired LIBOR maturity period (but not to exceed the Maturity Date unless the Lender consents otherwise).

          (b)  Failure to Notify.  If Borrower does not notify Lender at the
               -----------------
     expiration of a selected maturity period with respect to any principal outstanding at LIBOR, then in the absence of such notice Borrower shall be deemed to have elected to have such principal accrue interest after the respective LIBOR maturity period at the Prime-Based Rate.

          (c)  Federal Funds Rate/Prime Based Rate. If Borrower wishes to borrow
               -----------------------------------
     money at the Federal Funds Rate or the Prime-Based Rate, or to change the interest rate from the Federal Funds Rate to or from the Prime-Based Rate, it shall notify Lender on the date of borrowing or conversion; if any such notification is not received before 10:00 AM Chicago time on a banking day of the Lender, at Lender's option the borrowing or conversion may not be effected until the next banking day. If Borrower does not notify Lender as to its selection of the interest rate option with respect to any new advance of principal, then in the absence of such notice Borrower shall be deemed to have elected to have such advance accrue interest at the Prime-Based Rate.

     2.4. INTEREST PAYMENT DATES.  Accrued interest shall be paid in respect of:
          ----------------------
each portion of principal to which:

          (a) the Prime-Based Rate or the Federal Funds Rate applies, quarterly on the first day of each January, April, July and October of each year, beginning with the first of such dates to occur after the date of the first advance, at maturity of this Note, and upon payment in full, whichever is earlier or more frequent; and

          (b) LIBOR applies, monthly on the first day of each month, at the end of each respective maturity period (unless interest is payable monthly as provided above), at maturity of this Note, and upon payment in full, whichever is earlier or more frequent.

After maturity, interest shall be payable upon demand.

     2.5. ADDITIONAL PROVISIONS WITH RESPECT TO FEDERAL FUNDS RATE AND LIBOR
          ------------------------------------------------------------------
LOANS.
-----

     The selection by Borrower of the Federal Funds Rate or LIBOR and the maintenance of advances at such rate shall be subject to the following additional terms and conditions:

          (a)  Availability of Deposits at a Determinable Rate.  If, after
               -----------------------------------------------
     Borrower has elected to borrow or maintain any advance at LIBOR or the Federal Funds Rate, Lender notifies Borrower that:

               (i) With respect to LIBOR, United States dollar deposits in the amount and for the maturity requested are not available to Lender in the London interbank market, or

               (ii) Reasonable means do not exist for Lender to determine the Federal Funds Rate, or LIBOR for the amount and maturity requested, all as determined by the Lender in its sole discretion, then the principal subject or to be subject to LIBOR or the Federal Funds Rate, as applicable, shall accrue or shall continue to accrue interest at the Prime-Based Rate.

          (b)  Prohibition of Making, Maintaining, or Repayment or Principal at
               ----------------------------------------------------------------
     LIBOR or Federal Funds Rate.  If any treaty, statute, regulation,
     ---------------------------
     interpretation thereof, or any directive, guideline, or otherwise by a central bank or fiscal authority (whether or not having the force of law) shall either prohibit or extend the time at which any principal subject to LIBOR or the Federal Funds Rate may be purchased, maintained, or repaid, then on and as of the date the prohibition becomes effective, the principal subject to that prohibition shall continue at the Prime-Based Rate.

          (c)  Payments of Principal and Interest to be Net of Any Taxes or
               ------------------------------------------------------------
     Costs.  In the event that principal outstanding hereunder is at LIBOR and
     -----
     Lender incurs taxes and costs from such principal, all payments of principal and interest shall be made net of all such taxes and costs incurred by Lender. Without limiting the generality of the preceding obligation, illustrations of such taxes and costs are:

               (i) Taxes (or the withholding of amounts for taxes) of any nature whatsoever including income, excise, and interest equalization taxes (other than income taxes imposed by the United States or any state thereof on the income of Lender), as well as all levies, imposts, duties, or fees whether now in existence or resulting from a change in, or promulgation of, any treaty, statute, regulation, interpretation thereof, or any directive, guideline, or otherwise, by a central bank or fiscal authority (whether or not having the force of law) or a change in the basis of, or time of payment of, such taxes and other amounts resulting there from;

               (ii) Any reserve or special deposit requirements against assets or liabilities of, or deposits with or for the account of, Lender with respect to principal outstanding at LIBOR (including those imposed under

               Regulation D of the Federal Reserve Board) or resulting from a change in, or the promulgation of, such requirements by treaty, statute, regulation, interpretation thereof, or any directive, guideline, or otherwise by a central bank or fiscal authority (whether or not having the force of law);

               (iii) Any other costs resulting from compliance with treaties, statutes, regulations, interpretations, or any directives or guidelines, or otherwise by a central bank or fiscal authority (whether or not having the force of law);

               (iv) Any loss (including loss of anticipated profits) or expense incurred by reason of the liquidation or re-employment of deposits acquired by Lender to make advances or maintain principal outstanding at LIBOR:

                     (A) As the result of a voluntary prepayment at a date other than the maturity date selected for principal outstanding at LIBOR;

                     (B) As the result of a mandatory repayment at a date other than the maturity date selected for principal outstanding at LIBOR as a result of (i) the occurrence of an Event of Default and the acceleration of any portion of the indebtedness hereunder, or (ii) the Maturity Date occurring prior to the LIBOR maturity date due to Borrower's selection of a LIBOR maturity period which extends beyond the Maturity Date; or

                     (C) As the result of a prohibition on making, maintaining, or repaying principal outstanding at LIBOR.

If Lender incurs any such taxes or costs, Borrower, upon demand in writing specifying such taxes and costs, shall promptly pay them; save for manifest error Lender's specification shall be presumptively deemed correct. All advances made at LIBOR shall be conclusively deemed to have been funded by or on behalf of Lender in the London interbank market by the purchase of deposits corresponding in amount and maturity to the amount and interest periods selected (or deemed to have been selected) by Borrower under this Note.

     2.6. LETTER OF CREDIT FEES.  In consideration of the Lender's issuance of
          ---------------------
any Letter of Credit, the Borrower agrees to pay the Lender:

          (a) a fee equal to $200 payable on the issuance of each Letter of Credit;

          (b) a fee equal to $100 payable upon the date of any amendment or renewal of any Letter of Credit outstanding;

          (c)  a commission ("Letter of Credit Fee") for the period commencing
                              --------------------
     on the issuance date of each Letter of Credit and ending on the expiration date of such Letter of Credit equal to .5% per annum of the face amount of the Letter of Credit. The accrued Letter of Credit Fee in respect of a Letter of Credit shall be payable in arrears on each

     January, April, July and October and on the earliest of the expiration date of such Letter of Credit, the date the Facility Amount is terminated or the Maturity Date.

3.   PAYMENT.

     3.1. PAYMENT AND PREPAYMENT.  Borrower may from time to time, upon at least
          ----------------------
three days' prior written notice to Lender, prepay any principal or reimbursement obligation under a Letter of Credit Application bearing interest at the Prime-Based Rate or the Federal Funds Rate in whole or in part at any time and may prepay any principal bearing interest at LIBOR at the end of the maturity period chosen or agreed to by Borrower applicable to the advance or portion of the advance being prepaid, without premium or penalty, provided that any partial prepayment shall be in an aggregate principal amount of at least $10,000. Any prepayment of an amount bearing interest at LIBOR at a date other than the maturity date applicable to the advance or the portion of the advance being prepaid shall be subject to the provisions of Section 2.5. All
                                                    ------------
prepayments of principal shall include interest accrued to the date of prepayment on the principal amount being prepaid.

     3.2. MANDATORY PREPAYMENT.  In the event that twenty percent (20%) or more
          --------------------
of the issued and outstanding shares of Borrower are held, directly or indirectly, by persons not owning shares of the Borrower, directly or indirectly, on April 29, 1998 or substantially all the assets of the Borrower are sold, then on the date such event shall occur, the Borrower immediately agrees to prepay the entire outstanding principal amount of the Loans, the L/C Amount and all unpaid and accrued interest on the Loans and the L/C Amount and acknowledges and agrees that any commitment to lend hereunder or to issue any Letters of Credit is terminated without further notice or action on the part of the Lender. In the event that the sum of (a) the aggregate unpaid principal amount of all Loans, plus (b) the aggregate undrawn face amount of all issued
                     ----
and unexpired Letters of Credit, plus (c) the aggregate unreimbursed amount in
                                 ----
respect of any Letters of Credit (whether expired or unexpired) shall at any time exceed the Facility Amount, the Borrower shall, within three (3) calendar days of the occurrence of such event, take one or more of the following actions to eliminate such excess: (i) prepay the unpaid principal of the Loans in an amount sufficient such that the sum of clauses (a), (b) and (c) do not exceed
                                       -----------  ---     ---
the Facility Amount, (ii) pay to the Lender the unreimbursed amount in respect of any amount drawn under any Letter of Credit (whether expired or unexpired) in an amount sufficient such that the sum of clauses (a), (b) and (c) do not exceed
                                          -----------  ---     ---
the Facility Amount, or (iii) provide the Lender with cash collateral to secure the Borrower's reimbursement obligation with respect to the undrawn face amount under any then issued and unexpired Letter of Credit in an amount sufficient such that the sum of clauses (a), (b) and (c) do not exceed the Facility Amount.
                     -----------  ---     ---
Any prepayment of an amount bearing interest at LIBOR on a date other than the maturity date applicable to the advance or portion of the advance being prepaid shall be subject to the provisions of Section 2.5.
                                      -----------

     3.3. BASIS OF COMPUTATION.  Interest and the Letter of Credit Fee shall be
          --------------------
computed for the actual number of days elapsed on the basis of a year consisting of 360 days, including the date a Loan is made or a Letter of Credit is issued and excluding the date a Loan or any portion thereof is paid or prepaid or a Letter of Credit expires.

4.   REFERENCES TO FACILITY TYPE, COLLATERAL, GUARANTIES, OTHER AGREEMENTS.

     4.1. FACILITY TYPE.  Lender intends to make available to Borrower the Loans
          -------------
as outlined herein unless an Event of Default has occurred and is continuing.

     4.2. GUARANTY.  Payment of this Note and the reimbursement obligations
          --------
under any Letter of Credit Application have been unconditionally guaranteed by SBC Communications Inc. (together with its successors and assigns, the "Guarantor") pursuant to a guaranty (as amended, modified or supplemented, the
 ---------
"Guaranty") in form and substance satisfactory to Lender.
 --------

5. USE OF PROCEEDS. Borrower represents and warrants that the proceeds of this Note will be used solely for business purposes, and not for personal, family or household use, within the meaning of Federal Truth in Lending and similar state laws and regulations.

6.   REPRESENTATIONS.

     Borrower hereby represents and warrants to Lender that:

          (a) Borrower and any "Subsidiary" (as defined below) are duly organized, validly existing and in good standing under the laws of their state of formation, are duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the consolidated assets, condition or prospects of Borrower; the execution, delivery and performance of this Note, any Letter of Credit Application and all related documents and instruments are within Borrower's corporate powers and have been authorized by all necessary corporate action;

          (b) the execution, delivery and performance of this Note, any Letter of Credit Application and all related documents and instruments have received any and all necessary governmental approval, and do not and will not contravene or conflict with any provision of law or of the articles of incorporation or by-laws or similar agreement of Borrower or any agreement affecting Borrower or its property; and

          (c) there has been no material adverse change in the business, condition, properties, assets, operations or prospects of Borrower or the Guarantor since the date of the latest financial statements provided on behalf of Borrower and Guarantor to Lender prior to the execution of this Note.

"Subsidiary" means any corporation, partnership, joint venture, trust, or other
 ----------
legal entity of which Borrower owns directly or indirectly fifty percent (50%) or more of the outstanding voting stock or interest, or of which Borrower has effective control, by contract or otherwise.

7. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default":
    ----------------

          (a) failure to pay, when and as due, any principal, interest or other amounts payable hereunder or any reimbursement obligation under any Letter of Credit Application; failure to comply with or perform any agreement or covenant of Borrower contained herein, which failure shall have continued unremedied for a period of 10 days after written notice thereof from Lender to Borrower;

          (b) any default, event of default, or similar event shall occur or continue under any other instrument, document, note, agreement, Letter of Credit Application or guaranty delivered to Lender in connection with this Note (including without limitation, the Guaranty), which failure shall have continued unremedied after the expiration of any grace period therein; or any such instrument, document, note, agreement, Letter of Credit Application or guaranty shall not be, or shall cease to be, enforceable in accordance with its terms;

          (c) failure of Borrower or any of its Subsidiaries or the Guarantor to pay when due any principal of or interest on or any other amount payable in respect of one or more items of indebtedness or reimbursement obligation in an aggregate amount in excess of $5,000,000 ($100,000,000 in the case of the Guarantor only), in each case beyond the end of any grace period provided therefor, or any breach or default by Borrower or any of its Subsidiaries or the Guarantor with respect to any term of one or more terms of indebtedness or reimbursement obligation in the aggregate principal amount in excess of $5,000,000 ($100,000,000 in the case of the Guarantor only) shall occur if the effect of such breach or default is to cause, or permit the holders of that indebtedness to cause, that indebtedness to become due and payable prior to its stated maturity;

          (d) any representation, warranty, schedule, certificate, financial statement, report, notice, or other writing furnished by or on behalf of Borrower, any Subsidiary or Guarantor to Lender is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified;

          (e) the Guaranty or any pledge of collateral security for this Note shall be repudiated or become unenforceable or incapable of performance;

          (f) Borrower, any Subsidiary or Guarantor shall fail to maintain their existence in good standing in their state of formation or shall fail to be duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so is reasonably likely to have a material adverse impact on the consolidated assets, condition or prospects of Borrower and such failure is not cured within ten (10) days of the Borrower, such Subsidiary or the Guarantor having actual notice that they are not in good standing or duly qualified;

          (g) Borrower, any Subsidiary or Guarantor shall dissolve, liquidate, merge, consolidate, or cease to be in existence for any reason; provided that, the Borrower or any Subsidiary may merge or consolidate with Guarantor or any one or more Subsidiaries of

     Borrower or with any other entity if, before and after giving effect thereto, no Event of Default shall have occurred and be continuing and the surviving entity assumes all the obligations and duties of the Borrower under this Note and the obligations of the Borrower continue to be guaranteed by a creditworthy entity and in form and substance satisfactory to the Lender; provided further that this clause (g) shall not apply to any
                                               ----------
     Subsidiary to be liquidated or dissolved if the Board of Directors of such Subsidiary shall determine that the preservation of the existence of such Subsidiary is no longer desirable in the conduct of business of the Borrower and its Subsidiaries, and that the loss thereof is not disadvantageous in any material respect to Lender, as reasonably determined by the Lender;

          (h) James A. Otterbeck and the Guarantor in the aggregate shall cease to own, directly or indirectly, at least 51% of the issued and outstanding common stock of Borrower entitled to vote for the election of directors of Borrower;

          (i) any proceeding (judicial or administrative) shall be commenced against Borrower, any Subsidiary or the Guarantor, or with respect to any assets of Borrower, any Subsidiary or the Guarantor which could reasonably be expected to have a material and adverse effect on the assets, condition or prospects of Borrower, any Subsidiary or the Guarantor; or final judgment(s) and/or settlement(s) in an aggregate amount in excess of (i) in the case of the Guarantor, TWENTY-FIVE MILLION AND NO/100 UNITED STATES DOLLARS ($25,000,000.00), or (ii) in the case of the Borrower or any Subsidiary, ONE MILLION AND NO/100 UNITED STATES DOLLARS ($1,000,000), in each case in excess of insurance for which the insurer has confirmed coverage in writing, a copy of which writing has been furnished to Lender, shall be entered or agreed to in any suit or action;

          (j) any notice of a federal tax lien against Borrower in excess of $1,000,000 shall be filed with any public recorder and such lien is not vacated, discharged, stayed or bonded over for a period of 60 days;

          (k) the senior unsecured debt rating of Guarantor shall be less than BBB by Standard & Poors, a division of McGraw Hill Company, Inc. or Baa by Moody's Investors Services, Inc.;

          (l) any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation, dissolution, or similar proceeding, domestic or foreign, is instituted by or against Borrower, any Subsidiary or the Guarantor and in the case of an involuntary proceeding is not dismissed within 60 days; or Borrower, any Subsidiary or the Guarantor shall take any steps toward, or to authorize, such a proceeding; or

          (m) Borrower, any Subsidiary or any Guarantor shall become insolvent, generally shall fail or be unable to pay its debts as they mature, shall admit in writing its inability to pay its debts as they mature, shall make a general assignment for the benefit of its creditors, shall enter into any composition or similar agreement, or shall suspend the transaction of all or a substantial portion of its usual business.

8.   DEFAULT REMEDIES.

          (a) Upon the occurrence and during the continuance of any Event of Default specified in Section 7(a)-(k), Lender at its option may declare
                          -----------------
     this Note and the L/C Amount (principal, interest and other amounts) immediately due and payable without notice or demand of any kind. Upon the occurrence of any Event of Default specified in Section 7(l)-(m), this Note
                                                     ----------------
     and the L/C Amount (principal, interest and other amounts) shall be immediately and automatically due and payable without action of any kind on the part of Lender. Upon the occurrence and during the continuance of any Event of Default, Lender may exercise any rights and remedies under this Note, any Letter of Credit Application, any related document or instrument, and at law or in equity. In addition, the Lender may in the case of an Event of Default (other than one referred to under Section 7(l) or (m) of
                                                        ------------    ---
     this Note) or shall (in the case of an Event of Default under Section 7(l)
                                                                   ------------
     or (m) of this Note) require the Borrower to (i) deliver to the Lender cash
        ---
     collateral to secure the Borrower's reimbursement obligations with respect to the undrawn face amount under any of the then issued and unexpired Letters of Credit and (ii) pay to the Lender the unreimbursed amount in respect of any amount drawn under any Letter of Credit (whether expired or unexpired).

          (b) Lender may, by written notice to Borrower, at any time and from time to time, waive any Event of Default or "Unmatured Event of Default" (as defined below), which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, Lender and Borrower shall be restored to their former position and rights hereunder, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event of Default. No failure to exercise, and no delay in exercising, on the part of Lender of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of Lender herein provided are cumulative and not exclusive of any rights or remedies provided by law. "Unmatured Event of Default" means any event or
                                 --------------------------
     condition which would become an Event of Default with notice or the passage of time or both.

9.   NO INTEREST OVER LEGAL RATE.

     Borrower does not intend or expect to pay, nor does Lender intend or expect to charge, accept or collect any interest which, when added to any fee or other charge which may legally be treated as interest, shall be in excess of the highest lawful rate. If acceleration, prepayment or any other charges upon the principal or any portion thereof, or any other circumstance, result in the computation or earning of interest in excess of the highest lawful rate, then any and all such excess is hereby waived and shall be applied against the remaining principal balance. Without limiting the generality of the foregoing, and notwithstanding anything to the contrary contained herein or otherwise, no deposit of funds shall be required in connection herewith which will, when deducted from the principal amount outstanding hereunder, cause the rate of interest hereunder to exceed the highest lawful rate.

10.  PAYMENTS, ETC.

All payments hereunder and in connection with any reimbursement obligation under any Letter of Credit Application shall be made in immediately available funds, and shall be applied first to accrued interest and then to principal; however, if an Event of Default occurs, Lender may, in its sole discretion, and in such order as it may choose, apply any payment to interest, principal and/or lawful charges and expenses then accrued. Borrower shall receive immediate credit on payments received during Lender's normal banking hours if made in cash, immediately available funds, or by debit to available balances in an account at Lender; otherwise payments shall be credited after clearance through normal banking channels. Borrower authorizes Lender to charge any account of Borrower maintained with Lender for any amounts of principal, interest, taxes, duties, or other charges or amounts due or payable hereunder, with the amount of such payment subject to availability of collected balances in Lender's discretion; unless Borrower instructs otherwise, any Loan shall be credited to an account(s) of Borrower with Lender. LENDER AT ITS OPTION MAY MAKE LOANS HEREUNDER OR ISSUE LETTERS OF CREDIT UPON TELEPHONIC INSTRUCTIONS AND IN SO DOING SHALL BE FULLY ENTITLED TO RELY SOLELY UPON INSTRUCTIONS, INCLUDING WITHOUT LIMITATION INSTRUCTIONS TO MAKE TRANSFERS TO THIRD PARTIES, REASONABLY BELIEVED BY LENDER TO HAVE BEEN GIVEN BY AN AUTHORIZED PERSON, WITHOUT INDEPENDENT INQUIRY OF ANY TYPE. All payments shall be made without deduction for or on account of any present or future taxes, duties or other charges levied or imposed on this Note, any Letter of Credit Application, the proceeds of any Loan, Lender (other than based solely on the income of the Lender) or Borrower by any government or political subdivision thereof. Borrower shall upon request of Lender pay all such taxes, duties or other charges in addition to principal and interest, including without limitation all documentary stamp and intangible taxes, but excluding income taxes based solely on Lender's income.

11.  SETOFF.

     At any time and without notice of any kind, any account, deposit or other indebtedness owing by Lender to Borrower, and any securities or other property of Borrower delivered to or left in the possession of Lender or its nominee or bailee, may be set off against and applied in payment of any obligation hereunder or any reimbursement obligation under any Letter of Credit, whether due or not.

12.  NOTICES.

     All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when deposited in the mail, postage prepaid, addressed if to Lender to its main banking office indicated above (Attention: Division Head, Commercial Division), and if to Borrower to its address set forth below, or to such other address as may be hereafter designated in writing by the respective parties hereto or, as to Borrower, may appear in Lender's records.

13.  MISCELLANEOUS.

     This Note and any document or instrument executed in connection herewith shall be governed by and construed in accordance with the internal law of the State of Illinois, and shall be deemed to have been executed in the State of Illinois. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa. Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to Sections or provisions without reference to the document in which they are contained are references to this Note. This Note shall bind Borrower, its successors and assigns, and shall inure to the benefit of Lender, its successors and assigns, except that Borrower may not transfer or assign any of its rights or interest hereunder without the prior written consent of Lender. Borrower agrees to pay upon demand all expenses (including without limitation attorneys' fees, legal costs and expenses, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Lender or any holder hereof in connection with the enforcement or preservation of its rights hereunder or under any document or instrument executed in connection herewith. Except as otherwise expressly provided herein, Borrower expressly and irrevocably waives notice of dishonor or default as well as presentment, protest, demand and notice of any kind in connection herewith. Borrower and, by acceptance of this Note, Lender agree not to amend this Note without the prior written consent of Guarantor if and only if such amendment relates to (a) subordinating the Lender's right to payment under this Note to the payment of any other indebtedness or equity interest of the Borrower, (b) extending the Maturity Date or any installments hereunder, (c) changing Section 3.2 hereof, (d) increasing the principal amount of this Note
         ------------
above $16,000,000, (e) impairing the subrogation rights of the Guarantor, or (f) extending the Final Drawdown Date.

14.  WAIVER OF JURY TRAIL, ETC.

     BORROWER AND LENDER HEREBY IRREVOCABLY AGREE THAT ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS NOTE, ANY LETTER OF CREDIT APPLICATION OR ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITUS WITHIN OR JURISDICTION OVER CHICAGO, ILLINOIS. BORROWER AND LENDER HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER SUCH CITY, AND HEREBY IRREVOCABLY WAIVE ANY RIGHT IT MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT BY LENDER IN ACCORDANCE WITH THIS PARAGRAPH, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

ONEPOINT COMMUNICATIONS CORP.           Address for Notices:

By: ___________________________         2201 N. Waukegan Road
Type Name _____________________         Suite E-200
                                        Bannockburn, Illinois 60015

                                        Attention: ___________________________